UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021

Structured Obligations Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32226	20-6193036
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

383 Madison Avenue, New York, New York 10179
(Address of principal executive offices) (Zip Code)
Registrant's telephone number including area code (212) 834-6000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the Select Notes Trust LT 2004-1.

Each issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, which represents ten percent (10%) or more of the trust is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  Periodic reports and other information required to be filed pursuant to the Exchange Act, by an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Obligations Corporation nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Obligations Corporation nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, or an underlying security have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Trustee's Report of Revised Distribution with respect to the August 2, 2021 Distribution Date for the Select Notes Trust LT 2004-1

2.	Trustee's Notice of Redemption of DTE Energy Notes and Pass-Through Rate Adjustment Event dated August 2, 2021

3.	Trustee's Notice of Revised Distribution of DTE Energy Notes and Pass-Through Rate Adjustment Event dated August 10, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ James G. Millard
________________________________
Name: James G. Millard
Title: President

August 2, 2021

EXHIBIT INDEX

Exhibit		Page
1	Trustee's Report of Revised Distribution with respect to the August 2, 2021 Distribution Date for the Select Notes Trust LT 2004-1	5
2	Trustee's Notice of Redemption of DTE Energy Notes and Pass-Through Rate Adjustment Event dated August 2, 2021	6
3	Trustee's Notice of Revised Distribution of DTE Energy Notes and Pass-Through Rate Adjustment Event dated August 10, 2021	7

Exhibit 1

To the Holders of:
Select Notes Trust LT 2004-1
Long Term Certificates Series 2004-1
*CUSIP:	81619PAF4 Notice of REVISED Distribution – Dated 8-10-2021

U.S. Bank National Association, as Trustee for the Select Notes Trust LT 2004-1 (the "Trust"), hereby gives notice with respect to Interest Period commencing on the day after July 1, 2021 and including the August 2, 2021 Interest Distribution Date (the "Interest Period") in respect of the August 2, 2021 Interest Distribution Date (the "Interest Distribution Date") as follows:

1.
The amount of interest received by the Trust during the Interest Period is as set forth below (each Certificateholder's pro rata portion of this amount is the amount to be included in such Certificateholder's Form 1099).

$ 2,083,493.70

a.	Per certificate held amount of interest income to be included in Form 1099 for the year ending December 31, 2021 is set forth below.
$ 65.149897

2.	The total of all interest distributed to Certificateholders during the Interest Period is set forth below.
$ 1,760,076.20

3.	Total amount of advances made to the Trustee on the Interest Distribution Date is $ 0.00

4.	Total amount of advances repaid to the Advancing Party during the Interest Period is $ 323,416.50

5.	The net total of repayments made during the Interest Period is $ 323,416.50

a.	The net amount owed by the Trust to the Advancing Party on the Interest Distribution Date is set forth below.
 $ 343,494.50

6.
The total amount of interest expense paid to the Advancing Party during the Interest Period is set forth below (each Certificateholder’s pro rata portion of this amount should be included in a footnote to such Certificateholder’s Form 1099 indicating that such amount should constitute investment indebtedness interest, which can be deducted by non-corporate taxpayers to the extent of such net investment income).

$ 0.00

a.	Per certificate held amount of interest expense to be included in Form 1099 for the year ending December 31, 2021 is set forth below.
$ 0.00

7.	At the close of business on the Interest Distribution Date, there were 31,980 Certificates outstanding.

8.	Payments made on Underlying Securities during the Interest period are as set forth below.

7/15/2021	CENTURY TEL INC 6.875% 1/15/28 CUSIP 156686AM9	0.00	103,125.00
7/15/2021	CREDIT SUISSE FB USA 7.125% 7/15/32 CUSIP 22541LAE3	0.00	106,875.00
7/18/2021	DAIMLER CHRYSLER N A 8.500% 1/18/31 CUSIP 233835AQ0	0.00	127,500.00
8/1/2021	WYETH 6.500% 2/01/34 CUSIP 983024AG5	0.00	97,500.00
8/2/2021	DTE ENERGY CO 6.375% 4/15/33 CUSIP 233331AJ6	3,000,000.00	1,648,493.70

U.S. Bank National Association, as Trustee
*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.  It is included solely for the convenience of the Holders.

Exhibit 2

One Federal Street
3rd Floor
Boston,MA02110
August 2, 2021
J. P. Morgan Securities Inc
Attention: Chad S. Parson
270 Park Avenue
New York, NY 10017
Dear Sirs:
Re: Select Notes Trust Long Term Certificates Series 2004-1, CUSIP: 81619PAF4
Reference is made to the Base Trust Agreement, dated as of April 2, 2002 (the “Base Trust”), between Structured Obligations Corporation (“SOC”) and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Select Notes Trust Supplement LT 2004-1 thereto in respect of the Trust, dated as of June 18, 2004, (the “Series Supplement” and, together with the Base Trust, the “Trust Agreement”). The assets of the Trust include $3,000,000 principal amount of 6.375 Notes due April 15, 2033 (the “DTE Energy Notes”) issued by DTE Energy Co Cusip 233331AJ6 (the “Underlying Securities Issuer”). All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Trust Agreement.
On August 2, 2021 the Underlying Securities Issuer paid proceeds for a full redemption of the DTE Energy Notes. In accordance with the Trust Agreement, effective August 2, 2021, the Certificate Principal Balance has been reduced to $28,980,000, which is $906.191369606 per $1,000 original face amount of Certificates. The redemption proceeds received were as follows:
Principal of $4,591,650 at 1.53055 per $1 on $3,000,000 original face
Interest Coupon $56,843.70 for the period 4/15/21 to 7/31/21 @ 18.947917 per $1,000 (3,000,000 @ 6.375% / 360 x 107 days)
Please accept this letter to you, in your capacities as Calculation Agent and Advancing Agent, that such redemption constitutes a Pass-Through Rate Adjustment Event under the Trust Agreement. The Trust Agreement provides that the Trustee deliver written notice to registered Certificateholders. We hereby request that you, in your capacity as Calculation Agent, recalculate the Pass-Through Rate, Certificate Principal Balance, any advance recovery amount and interest adjustment amount to be included in the notice.
Sincerely,
William Hall
cc: JPMorgan Chase Bank
Attention: Shirwyn Wilson
500 Stanton Christiana Road
Newark, DE 19713
Fax: 302-634-1092

Exhibit 3

One Federal Street
3rd Floor
Boston, MA 02110
To the Holders of:
Select Notes Trust Long Term Certificates Series 2004-1
CUSIP: 81619PAF4
Please forward this notice to beneficial holders.
Notice of REVISED Distribution – Dated 8-10-2021
Reference is made to the Base Trust Agreement, dated as of April 2, 2002 (the “Base Trust”), between Structured Obligations Corporation (“SOC”) and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Select Notes Trust Supplement LT 2004-1 thereto in respect of the Trust, dated as of June 18, 2004, (the “Series Supplement” and, together with the Base Trust, the “Trust Agreement”). The assets of the Trust include $3,000,000 principal amount of 6.375 Notes due April 15, 2033 (the “DTE Energy Notes”) issued by DTE Energy Co Cusip 233331AJ6 (the “Underlying Securities Issuer”). All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Trust Agreement.
On August 2, 2021, the monthly Certificate Interest plus the proceeds from a full redemption were distributed. Proceeds from Underlying Securities Issuer were received on August 2 for a full redemption of the DTE Energy Co. In accordance with the Trust Agreement, effective July 31, 2021, the Certificate Principal Balance has been reduced to $28,980,000, which is $906.19136961 per $1,000 original face amount of Certificates. The Trust Agreement provides that the Trustee deliver written notice to registered Certificateholders.
The distribution for cusip 81619PAF4 that took place on Monday, August 2, 2021 was overpaid by the advances recoverable by the Advancing Party in the amount of $56,312.50.
The revised payment is as follows:
Certificate Balance:
•	$31,980,000; Per $1,000 = 1,000 -- Beginning Certificate Balance
•	$28,980,000; Per $1,000 = 906.19136961 -- Ending Certificate Balance
All-In Payment:
•	$3,000,000; Per $1,000 = 93.80863039 -- Principal Payment
•	$1,760,076.20; Per $1,000 = 55.03677924 -- Premium plus Interest
Breakdown:
Monthly Interest
•	$167,895; Per $1,000 = 5.25 -- Monthly Certificate Interest for Select Notes 2004-1
DTE Energy Notes:
•	$3,000,000 Principal; Per $1,000 = 93.80863039 -- Principal received in respect of DTE Energy Co
•	$1,591,650 Premium: Per $1,000 = 49.77016886 -- Premium received in respect of DTE Energy Co
•	$531.20 Excess Interest; Per $1,000 = 0.0166103 -- Paid by DTE Energy Co for 4/15/21 to 7/31/21
•	$56,312.50 Paid To the Advancing Party, amounts advanced in respect of DTE Energy Co

*Trustee is not responsible for selection or use of CUSIP numbers; they are included solely for holder convenience.

Please note that a redemption of Underlying Securities also constitutes a Pass-Through Rate Adjustment Event under the Trust Agreement. The Pass-Through Rate has been adjusted by the Calculation Agent to 6.2923% effective August 1, 2021 payable on the September 1, 2019 Interest Distribution Date. If there is no further Pass-Through Rate Adjustment and/or reduction in the Aggregate Certificate Principal Balance under the Trust Agreement prior to September 1, 2021, the September 1, 2021 Interest Distribution will be $4.751690119 per $1,000 original face amount of Certificates.
Holders with questions about this notice should direct them, in writing, to: U.S. Bank National Association, Corporate Trust Services, Bondholder Communications, 60 Livingston Avenue, St. Paul, MN 55107, U.S.A. Holders may also contact Bondholder Communications at (800) 934-6802.
The Trustee may conclude that a specific response to particular inquiries from individual holders is not consistent with equal and full dissemination of information to all holders. Holders should not rely on the Trustee as their sole source of information. The Trustee makes no recommendations and gives no investment advice.
U.S. Bank Trust National Association as Trustee	August 10, 2021

cc: Standard & Poor’s Ratings Services
55 Water Street
New York, NY 10041
Structured Obligations Corporation
Attn: James Millard
270 Park Avenue
New York, NY 10017

*Trustee is not responsible for selection or use of CUSIP numbers; they are included solely for holder convenience.